Exhibit 10.16

                           LOAN AND SECURITY AGREEMENT
                          DATED AS OF November 30, 2001
                                   BETWEEN THE
                             ESTATE OF M. P. McLEAN
                                    AS LENDER
                                       AND
                              TRAILER BRIDGE, INC.
                                   AS BORROWER


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This LOAN AGREEMENT is dated as of November 30, 2001 and agreed to by and between TRAILER BRIDGE, INC., a Delaware corporation ("Borrower") and the Estate of Malcom P. McLean ("Lender").

RECITALS

A. Borrower desires to obtain the Loans and other financial accommodations from Lender and Lender is willing to provide the Loans and accommodations all in accordance with the terms of this Agreement.

B. All schedules, attachments, addenda and exhibits hereto, or expressly identified to this Agreement, are incorporated herein by reference, and taken together with this Agreement, constitute but a single agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, the parties hereto agree as follows:

1. AMOUNT AND TERMS OF CREDIT

1.1 Loans. (a) Subject to the terms and conditions of this Agreement, from the Closing Date and until the Commitment Termination Date (i) Lender agrees (A) to make available advances (each, a "Revolving Credit Advance") and (ii) Borrower may at its request from time to time borrow, repay and reborrow under this
Section 1.1.

     (b) Borrower shall request each Revolving Credit Advance by written notice to Lender (each a "Notice of Revolving Credit Advance") given no later than 11:00 A.M. New York City time on the Business Day of the proposed advance. Lender shall be fully protected under this Agreement in relying upon, and shall be entitled to rely upon, (i) any Notice of Revolving Credit Advance believed by Lender to be genuine, and (ii) the assumption that the Persons making electronic requests or executing and delivering a Notice of Revolving Credit Advance were duly authorized, unless the responsible individual acting thereon for Lender shall have actual knowledge to the contrary. As an accommodation to Borrower, Lender may permit telephonic, electronic or facsimile requests for a Revolving Credit Advance and electronic or facsimile transmittal of instructions, authorizations, agreements or reports to Lender by Borrower. Unless Borrower specifically directs Lender in writing not to accept or act upon telephonic, facsimile or electronic communications from Borrower, Lender shall have no liability to Borrower for any loss or damage suffered by Borrower as a result of Lender's honoring of any requests, execution of any instructions, authorizations or agreements or reliance on any reports communicated to it telephonically, by facsimile or electronically and purporting to have been sent to Lender by Borrower and Lender shall have no duty to verify the origin of any such communication or the identity or authority of the Person sending it. The Revolving Credit Loan shall be evidenced by, and be repayable in accordance with the terms of, the Revolving Credit Note and this Agreement.

1.2 Term and Prepayment. (a) Upon the Commitment Termination Date the obligation of Lender to make Revolving Credit Advances and extend other credit hereunder shall immediately terminate and, Borrower shall pay to Lender in accordance with the promissory note, in cash: (i) all outstanding Revolving Credit Advances and all accrued but unpaid interest thereon;

     (b) If the Revolving Credit Loan shall at any time exceed the Borrowing Availability, then Borrower

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shall immediately repay the Revolving Credit Loan in the amount of such excess.

     (c) Borrower shall have the right, at any time upon 30 days prior written notice to Lender to (i) terminate voluntarily Borrower's right to receive or benefit from, and Lender's obligation to make and to incur, Revolving Credit Advances, and (ii) prepay all of the Obligations. The effective date of termination of the Revolving Credit Loan specified in such notice shall be the Commitment Termination Date.

1.3 Use of Proceeds. Borrower shall use the proceeds of the Loans for working capital and other general corporate purposes.

1.4 Single Loan. The Loans and all of the other Obligations of Borrower to Lender shall constitute one general obligation of Borrower.

1.5 Interest. (a) Borrower shall pay interest to Lender on each Revolving Credit Advance at a fixed rate equal to the Index Rate plus 4.40% percent per annum at time of the funding of the advance (the "Revolving Credit Rate").

     (b) Interest shall be payable on the outstanding Revolving Credit Advances
(i) in arrears as provided for in the Note, (ii) on the Commitment Termination Date, and (iii) if any interest accrues or remains payable after the Commitment Termination Date, upon demand by Lender.

     (c) If any interest or any other payment to Lender under this Agreement becomes due and payable on a day other than a Business Day, such payment date shall be extended to the next succeeding Business Day and interest thereon shall be payable at the then applicable rate during such extension.

1.6 Accounting. Lender is authorized to record on its books and records the date and amount of each Loan and each payment of principal thereof and such recordation shall constitute prima facie evidence of the accuracy of the information so recorded. Lender shall provide Borrower on a quarterly basis a statement and accounting of such recordations but any failure on the part of the Lender to keep any such recordation (or any errors therein) or to send a statement thereof to Borrower shall not in any manner affect the obligation of Borrower to repay any of the Obligations. Except to the extent that Borrower shall, within 90 days after such statement and accounting is sent, notify Lender in writing of any objection Borrower may have thereto (stating with particularity the basis for such objection), such statement and accounting shall be deemed final, binding and conclusive upon Borrower, absent manifest error.

2. CONDITIONS PRECEDENT

2.1 Conditions to the Initial Loans. Lender shall not be obligated to make any of the Loans or to perform any other action hereunder, until the Loan Documents to be delivered on or before the Closing Date shall have been duly executed and delivered by the appropriate parties.

3. REPRESENTATIONS, WARRANTIES AND AFFIRMATIVE COVENANTS

To induce Lender to enter into this Agreement and to make the Loans, Borrower executing this Agreement represent and warrant to Lender (each of which representations and warranties shall survive the execution and

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delivery of this Agreement), and promise to and agree with Lender until the
Termination Date as follows:

3.1 Corporate Existence; Compliance with Law. Borrower: (a) is, as of the Closing Date, and will continue to be (i) a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation, (ii) duly qualified to do business and in good standing in each other jurisdiction where its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified could not reasonably be expected to have a Material Adverse Effect, and (iii) in compliance with all Requirements of Law and to the extent failure to comply therewith could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and (b) has and will continue to have (i) the requisite corporate power and authority and the legal right to execute, deliver and perform its obligations under the Loan Documents, and to own, pledge, mortgage or otherwise encumber and operate its properties, to lease the property it operates under lease, and to conduct its business as now, heretofore or proposed to be conducted, and (ii) all licenses, permits, franchises, rights, powers, consents or approvals from or by all Persons or Governmental Authorities having jurisdiction over Borrower which are necessary or appropriate for the conduct of its business.

3.2 Corporate Power; Authorization; Enforceable Obligations. The execution, delivery and performance by Borrower of the Loan Documents to which it is a party, and the creation of all Liens provided for herein and therein: (a) are and will continue to be within such Borrower's power and authority; (b) have been and will continue to be duly authorized by all necessary or proper action;
(c) are not and will not be in violation of any Requirement of Law and (d) do not and will not require the consent or approval of any Governmental Authority. As of the Closing Date, each Loan Document shall have been duly executed and delivered on behalf of Borrower, and each such Loan Document upon such execution and delivery shall be and will continue to be a legal, valid and binding obligation of Borrower, enforceable against it in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency and other similar laws affecting creditors' rights generally.

3.3 Conduct of Business. Borrower (a) shall conduct its business substantially as now conducted or as otherwise permitted hereunder, and (b) shall at all times maintain, preserve and protect all of Borrower's property, used or useful in the conduct of its business and keep the same in good repair, working order and condition and make, or cause to be made, all necessary or appropriate repairs, replacements and improvements thereto consistent with industry practices.

4. SECURITY INTEREST

4.1 Grant of Security Interest. (a) As collateral security for the prompt and complete payment and performance of the Obligations, the Borrower hereby grants to the Lender a security interest in and Lien upon all assets listed on Schedule C (the "Collateral").

     (b) Borrower, and Lender agree that this Agreement creates, and is intended to create, valid and continuing Liens upon the Collateral in favor of Lender and that upon proper filing in the States of Illinois and Tennessee of such Liens upon the titles of the equipment such security interest shall become perfected. Borrower represents, warrants and promises to Lender that: (i) Borrower is the sole owner of each item of the Collateral upon which it purports to grant a Lien pursuant to the Loan Documents, and has good and marketable title thereto free and clear of any and all Liens or claims of others, other than Permitted Encumbrances; (ii) the security interests granted pursuant to this Agreement, upon completion of the proper and necessary filings will

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constitute valid perfected security interests in all of the Collateral in favor of the Lender as security for the prompt and complete payment and performance of the Obligations, enforceable in accordance with the terms hereof against any and all creditors of and purchasers from any Credit Party (other than purchasers of Inventory in the ordinary course of business) and such security interests are prior to all other Liens on the Collateral in existence on the date hereof except for Permitted Encumbrances which have priority by operation of law; and
(iii) no effective security agreement, financing statement, equivalent security or Lien instrument or continuation statement covering all or any part of the Collateral is or will be on file or of record in any public office, except those relating to Permitted Encumbrances. Borrower promises to defend the right, title and interest of Lender in and to the Collateral against the claims and demands of all Persons whomsoever, and each shall take such actions, including (x) the prompt delivery of all original Instruments, Chattel Paper and certificated Stock owned by Borrower granting a Lien on Collateral to Lender, (y) notification of Lender's interest in Collateral at Lender's request, and (z) the institution of litigation against third parties as shall be prudent in order to protect and preserve Lender's interests in the Collateral.

5. EVENTS OF DEFAULT: RIGHTS AND REMEDIES

5.1 Events of Default. The occurrence of any one or more of the following events (regardless of the reason therefore) shall constitute an "Event of Default" hereunder which shall be deemed to be continuing until cured or waived in writing by Lender in accordance with Section 9.3:

     (a) Borrower fails to make any payment of principal of, or interest on, or Fees owing in respect of, the Loans or any of the other Obligations when due and payable; or

     (b) a case or proceeding shall have been commenced involuntarily against Borrower in a court having competent jurisdiction seeking a decree or order: (i) under the United States Bankruptcy Code or any other applicable Federal, state or foreign bankruptcy or other similar law, and seeking either (x) the appointment of a custodian, receiver, liquidator, assignee, trustee or sequestrator (or similar official) for such Person or of any substantial part of its properties, or (y) the reorganization or winding up or liquidation of the affairs of any such Person, and such case or proceeding shall remain undismissed or unstayed for sixty (60) consecutive days or such court shall enter a decree or order granting the relief sought in such case or proceeding; or (ii) invalidating or denying any Person's right, power, or competence to enter into or perform any of its obligations under any Loan Document or invalidating or denying the validity or enforceability of this Agreement or any other Loan Document or any action taken hereunder or thereunder; or

     (c) Borrower shall (i) commence any case, proceeding or other action under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization, conservatorship or relief of debtors, seeking to have an order for relief entered with respect to it or seeking appointment of a custodian, receiver, liquidator, assignee, trustee or sequestrator (or similar official) for it or any substantial part of its properties, or (ii) make a general assignment for the benefit of creditors; or

     (d) any provision of any Loan Document shall for any reason cease to be valid, binding and enforceable in accordance with its terms, or any Lien granted, or intended by the Loan Documents to be granted, to Lender shall cease to be a valid and perfected Lien having the first priority (or a lesser priority if expressly permitted in the Loan Documents) in any of the Collateral.

5.2 Remedies. (a) If any Default shall have occurred and be continuing, then Lender may terminate or

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suspend its obligation to make further Revolving Credit Advances. In addition, if any Event of Default shall have occurred and be continuing, Lender may, without notice, take any one or more of the following actions: (i) declare all or any portion of the Obligations to be forthwith due and payable, whereupon such Obligations shall become and be due and payable; or (ii) exercise any rights and remedies provided to Lender under the Loan Documents or at law or equity, including all remedies provided under the Code; provided, that upon the occurrence of any Event of Default specified in Sections 5.1 (b), or (c), the Obligations shall become immediately due and payable (and any obligation of Lender to make further Loans, if not previously terminated, shall immediately be terminated) without declaration, notice or demand by Lender.

     (b) Without limiting the generality of the foregoing, Borrower expressly agrees that upon the occurrence of any Event of Default, Lender may collect, receive, assemble, process, appropriate and realize upon the Collateral, or any part thereof, and may forthwith sell, lease, assign, give an option or options to purchase or otherwise dispose of and deliver said Collateral (or contract to do so), or any part thereof, in one or more parcels at public or private sale or sales, at any exchange at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. Lender shall have the right upon any such public sale, to the extent permitted by law, to purchase for the benefit of Lender the whole or any part of said Collateral so sold, free of any right of equity of redemption, which equity of redemption Borrower hereby releases. Such sales may be adjourned or continued from time to time with or without notice. Lender shall have the right to conduct such sales on Borrower's premises or elsewhere and shall have the right to use Borrower's premises without rent or other charge for such sales or other action with respect to the Collateral for such time as Lender deems necessary or advisable.

     (c) Upon the occurrence and during the continuance of an Event of Default and at Lender's request, Borrower agrees to assemble the Collateral and make it available to Lender at places which Lender shall reasonably select, whether at its premises or elsewhere. Until Lender is able to effect a sale, lease, or other disposition of the Collateral, Lender shall have the right to complete, assemble, use or operate the Collateral or any part thereof, to the extent that Lender deems appropriate, for the purpose of preserving such Collateral or its value. Lender shall have no obligation to Borrower to maintain or preserve the rights of Borrower as against third parties with respect to any Collateral while such Collateral is in the possession of Lender. Lender may, if it so elects, seek the appointment of a receiver or keeper to take possession of any Collateral and to enforce any of Lender's remedies with respect thereto without prior notice or hearing. To the maximum extent permitted by applicable law, Borrower waives all claims, damages, and demands against Lender, its Affiliates, agents, and the officers and employees of any of them arising out of the repossession, retention or sale of any Collateral except such as are determined in a final judgment by a court of competent jurisdiction to have arisen solely out of the gross negligence or willful misconduct of such Person. Borrower agrees that ten (10) days prior notice by Lender to Borrower of the time and place of any public sale or of the time after which a private sale may take place is reasonable notification of such matters. Borrower shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all amounts to which Lender is entitled.

     (d) Lender's rights and remedies under this Agreement shall be cumulative and nonexclusive of any other rights and remedies which Lender may have under any Loan Document or at law or in equity. Recourse to the Collateral shall not be required. All provisions of this Agreement are intended to be subject to all applicable mandatory provisions of law that may be controlling and to be limited, to the extent necessary, so that they do not render this Agreement invalid or unenforceable, in whole or in part.

5.3 Waivers by Borrower. Except as otherwise provided for in this Agreement and to the fullest extent

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permitted by applicable law, Borrower waives: (a) presentment, demand and protest, and notice of presentment, dishonor, intent to accelerate, acceleration, protest, default, nonpayment, maturity, release, compromise, settlement, extension or renewal of any or all Loan Documents, and hereby ratifies and confirms whatever Lender may do in this regard; (b) all rights to notice and a hearing prior to Lender's taking possession or control of, or to Lender's replevy, attachment or levy upon, any Collateral or any bond or security which might be required by any court prior to allowing Lender to exercise any of its remedies; and (c) the benefit of all valuation, appraisal and exemption laws. Borrower acknowledges that it has been advised by counsel of its choices and decisions with respect to this Agreement, the other Loan Documents and the transactions evidenced hereby and thereby.

5.4 Proceeds. The Proceeds of any sale, disposition or other realization upon any Collateral shall be applied by Lender upon receipt to the Obligations in such order as Lender may deem advisable in its sole discretion and after the indefeasible payment and satisfaction in full in cash of all of the Obligations, and after the payment by Lender of any other amount required by any provision of law, including Section 9-504(1)(c) of the Code (but only after Lender has received what Lender considers reasonable proof of a subordinate party's security interest), the surplus, if any, shall be paid to Borrower or its representatives or to whomsoever may be lawfully entitled to receive the same, or as a court of competent jurisdiction may direct.

6. SUCCESSORS AND ASSIGNS

Each Loan Document shall be binding on and shall inure to the benefit of Borrower executing such Loan Document, Lender, and their respective successors and assigns, except as otherwise provided herein or therein. Borrower may not assign, transfer, hypothecate, delegate or otherwise convey its rights, benefits, obligations or duties under any Loan Document without the prior express written consent of Lender. Any such purported conveyance by Borrower or such Credit Party without the prior express written consent of Lender shall be void. There shall be no third party beneficiaries of any of the terms and provisions of any of the Loan Documents. Lender reserves the right at any time to create and sell participations in the Loans and the Loan Documents and to sell, transfer or assign any or all of its rights in the Loans and under the Loan Documents.

7. MISCELLANEOUS

7.1 Complete Agreement; Modification of Agreement. This Agreement and the other Loan Documents constitute the complete agreement between the parties with respect to the subject matter hereof and thereof, supersede all prior agreements, commitments, understandings or inducements (oral or written, expressed or implied). No Loan Document may be modified, altered or amended except by a written agreement signed by Lender. Borrower shall have all duties and obligations under this Agreement and such other Loan Documents from the date of its execution and delivery, regardless of whether the initial Loan has been funded at that time.

7.2 No Waiver. Neither Lender's failure, at any time, to require strict performance by Borrower of any provision of any Loan Document, nor Lender's failure to exercise, nor any delay in exercising, any right, power or privilege hereunder, shall operate as a waiver thereof or waive, affect or diminish any right of Lender thereafter to demand strict compliance and performance therewith. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or future exercise thereof or the exercise of any other right, power or privilege. Any suspension or waiver of a Default or other provision under the Loan Documents shall not suspend, waive or affect any other Default or other provision under any Loan Document, and shall not be construed as a bar to any right or remedy which Lender would otherwise have had on any future occasion.

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None of the undertakings, indemnities, agreements, warranties, covenants and representations of Borrower to Lender contained in any Loan Document and no Default by Borrower under any Loan Document shall be deemed to have been suspended or waived by Lender, unless such waiver or suspension is by an instrument in writing signed by an officer or other authorized employee of Lender and directed to Borrower specifying such suspension or waiver (and then such waiver shall be effective only to the extent therein expressly set forth), and Lender shall not, by any act (other than execution of a formal written waiver), delay, omission or otherwise, be deemed to have waived any of its rights or remedies hereunder.

7.3 Severability; Section Titles. Wherever possible, each provision of the Loan Documents shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of any Loan Document shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of such Loan Document. Except as otherwise expressly provided for in the Loan Documents, no termination or cancellation (regardless of cause or procedure) of any financing arrangement under the Loan Documents shall in any way affect or impair the Obligations, duties, covenants, representations and warranties, indemnities, and liabilities of Borrower or the rights of Lender relating to any unpaid Obligation, (due or not due, liquidated, contingent or unliquidated), or any transaction or event occurring prior to such termination, or any transaction or event, the performance of which is not required until after the Commitment Termination Date, all of which shall not terminate or expire, but rather shall survive such termination or cancellation and shall continue in full force and effect until the Termination Date; provided, that all indemnity obligations of the Credit Parties under the Loan Documents shall survive the Termination Date. The Section titles contained in any Loan Document are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

7.4 Authorized Signature. Until Lender shall be notified in writing by Borrower to the contrary, the signature upon any document or instrument delivered pursuant hereto and believed by Lender or any of Lender's officers, agents, or employees to be that of an officer of Borrower shall bind Borrower and be deemed to be the act of Borrower affixed pursuant to and in accordance with resolutions duly adopted by Borrower's Board of Directors, and Lender shall be entitled to assume the authority of each signature and authority of the person whose signature it is or appears to be unless the person acting in reliance thereon shall have actual knowledge to the contrary.

7.5 Notices. Except as otherwise provided herein, whenever any notice, demand, request or other communication shall or may be given to or served upon any party by any other party, or whenever any party desires to give or serve upon any other party any communication with respect to this Agreement, each such communication shall be in writing and shall be deemed to have been validly served, given or delivered (a) upon the earlier of actual receipt and three (3) days after deposit in the United States Mail, registered or certified mail, return receipt requested, with proper postage prepaid, (b) upon transmission, when sent by telecopy or other similar facsimile transmission (with such telecopy or facsimile promptly confirmed by delivery of a copy by personal delivery or United States Mail as otherwise provided in this Section 6.5), (c) one (1) Business Day after deposit with a reputable overnight courier with all charges prepaid or (d) when hand-delivered, all of which shall be addressed to the party to be notified and sent to the address or facsimile number indicated in Schedule B or to such other address (or facsimile number) as may be substituted by notice given as herein provided. Failure or delay in delivering copies of any such communication to any Person (other than Borrower or Lender) designated in Schedule B to receive copies shall in no way adversely affect the effectiveness of such communication.

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7.6 Counterparts. Any Loan Document may be executed in any number of separate counterparts by any one or more of the parties thereto, and all of said counterparts taken together shall constitute one and the same instrument.

7.7 GOVERNING LAW. THE LOAN DOCUMENTS AND THE OBLIGATIONS ARISING UNDER THE LOAN DOCUMENTS SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF New York APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, WITHOUT REGARD TO THE PRINCIPLES THEREOF REGARDING CONFLICTS OF LAWS.

IN WITNESS WHEREOF, this Loan and Security Agreement has been duly executed as of the date first written above.

                                       TRAILER BRIDGE, INC.


                                       By: __________________________
                                           Name: Mark Tanner
                                           Title: Chief Financial Officer


                                       ESTATE OF MALCOM P. McLEAN


                                       By: _________________________
                                           Name: John D. McCown
                                           Title: Co-Executor

                                       By: _________________________
                                           Name: F. Duffield Meyercord
                                           Title: Co-Executor

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                            SCHEDULE A - DEFINITIONS

Capitalized terms used in this Agreement and the other Loan Documents shall have (unless otherwise provided elsewhere in this Agreement or in the other Loan Documents) the following respective meanings:

"Agreement" shall mean this Agreement including all appendices, exhibits or schedules attached or otherwise identified thereto, restatements and modifications and supplements thereto, and any appendices, exhibits or schedules to any of the foregoing, each as in effect at the time such reference becomes operative; provided, that except as specifically set forth in this Agreement, any reference to the Disclosure Schedules to this Agreement shall be deemed a reference to the Disclosure Schedules as in effect on the Closing Date or in a written amendment thereto executed by Borrower and Lender.

"Books and Records" shall mean all books, records, board minutes, contracts, licenses, insurance policies, environmental audits, business plans, files, computer files, computer discs and other data and software storage and media devices, accounting books and records, financial statements (actual and pro forma), filings with Governmental Authorities and any and all records and instruments relating to the Collateral or Borrower's business.

"Borrower" shall mean the Person identified as such in the preamble of this Agreement.

"Borrowing Availability" shall mean the Maximum Amount.

"Business Day" shall mean any day that is not a Saturday, a Sunday or a day on which banks are required or permitted to be closed in the State of New York.

"Change of Control" shall mean the failure of the majority of the Directors constituting the Board of Directors of Borrower as of the date hereof to remain members of the Board of Directors, unless any other composition of the Board of Directors is acceptable to Lender in its sole discretion.

"Closing Date" shall mean the Business Day on which the conditions precedent set forth in Section 2 have been satisfied or specifically waived in writing by Lender, and the initial Loan has been made.

"Code" shall mean the Uniform Commercial Code as the same may, from time to time, be in effect in the State of New York; provided, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of Lender's security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term "Code" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions of this Agreement relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

"Commitment Termination Date" shall mean the earliest of (i) the Stated Expiry Date, (ii) the date Lender's obligation to advance funds is terminated pursuant to this Agreement, and (iii) the date of indefeasible prepayment in full by Borrower of the Obligations in accordance with the provisions of Section 1.2(c).

"Default" shall mean any Event of Default or any event which, with the passage of time or notice or both, would, unless cured or waived, become an Event of Default.

"Event of Default" shall have the meaning assigned to it in Section 4.1.

"Governmental Authority" shall mean any nation or government, any state or other political subdivision thereof, and any agency, department or other entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

"Index Rate" shall mean the asked rate for the U.S. government bond or note having a maturity closest to two years from the date of determination of such rate (or the average of such rates if more than one asked rate is shown for such maturity) as published under the" Treasury Bonds, Notes and Bills" section of The Wall Street Journal. The Index Rate shall be determined on each funding date.

"IRC" and "IRS" shall mean respectively, the Internal Revenue Code of 1986 and the Internal Revenue Service, and any successors thereto.

"Lender" shall mean the Estate of Malcom P. McLean.

"Lien" shall mean any mortgage, security deed or deed of trust, pledge, hypothecation, assignment, deposit arrangement, lien, charge, claim, security interest, security title, easement or encumbrance, or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including any lease or title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of, or agreement to give, any financing statement perfecting a security interest under the Code or comparable law of any jurisdiction).

"Loan Documents" shall mean this Agreement, the Notes, and notices at any time delivered by any Person (other than Lender) in connection with any of the foregoing.

"Loans" shall mean the Revolving Credit Loan.

"Maximum Amount" shall initially mean $1,000,000 but may be increased by written agreement of the parties to $3,000,000.

"Notes" shall mean the Revolving Credit Note.

"Notice of Revolving Credit Advance" shall have the meaning assigned to it in
Section 1.1(b).

"Permitted Encumbrances" shall mean the following encumbrances: (i) Liens for taxes or assessments or other governmental Charges or levies, either not yet due and payable; (ii) inchoate and unperfected workers', mechanics', or similar liens arising in the ordinary course of business (iii) Liens in existence on the Closing Date, specifically any lien asserted by General Electric Capital Corporation under the LOAN AND SECURITY AGREEMENT dated as of December , 2000 by and Between Borrower and General Electric Capital Corporation; and (iv) Liens in favor of Lender securing the Obligations.

"Person" shall mean any individual, sole proprietorship, partnership, limited liability partnership, joint venture, trust, unincorporated organization, association, corporation, limited liability company, institution, public benefit corporation, entity or government (whether Federal, state, county, city, municipal or otherwise, including any instrumentality, division, agency, body or department thereof), and shall include such Person's successors and assigns.

"Revolving Credit Advance" shall have the meaning assigned to it in Section 1.1(a).

"Revolving Credit Loan" shall mean at any time the sum of (i) the aggregate amount of Revolving Credit Advances then outstanding.

"Revolving Credit Note" shall mean the promissory note of Borrower dated the Closing Date, substantially in the form of Schedule D.

"Revolving Credit Rate" shall have the meaning assigned to it in Section 1.5(a).

"Stated Expiry Date" shall mean December 1, 2003.

"Termination Date" shall mean the date on which all Obligations under this Agreement are indefeasibly paid in full, in cash (other than amounts in respect of Letter of Credit Obligations if any, then outstanding, provided that Borrower shall have funded such amounts in cash in full into the Cash Collateral Account), and Borrower shall have no further right to borrow any moneys or obtain other credit extensions or financial accommodations under this Agreement.

Any accounting term used in this Agreement or the other Loan Documents shall have, unless otherwise specifically provided therein, the meaning customarily given such term in accordance with GAAP, and all financial computations thereunder shall be computed, unless otherwise specifically provided therein, in accordance with GAAP consistently applied; provided, that all financial covenants and calculations in the Loan Documents shall be made in accordance with GAAP as in effect on the Closing Date unless Borrower and Lender shall otherwise specifically agree in writing. That certain items or computations are explicitly modified by the phrase "in accordance with GAAP" shall in no way be construed to limit the foregoing. All other undefined terms contained in this Agreement or the other Loan Documents shall, unless the context indicates otherwise, have the meanings provided for by the Code. The words "herein," "hereof" and "hereunder" or other words of similar import refer to this Agreement as a whole, including the exhibits and schedules thereto, as the same may from time to time be amended, modified or supplemented, and not to any particular section, subsection or clause contained in this Agreement.

For purposes of this Agreement and the other Loan Documents, the following additional rules of construction shall apply, unless specifically indicated to the contrary: (a) wherever from the context it appears appropriate, each term stated in either the singular or plural shall include the singular and the plural; (b) the term "or" is not exclusive; (c) the term "including" (or any form thereof) shall not be limiting or exclusive; (d) all references to statutes and related regulations shall include any amendments of same and any successor statutes and regulations; and (e) all references to any instruments or agreements, including references to any of the Loan Documents, shall include any and all modifications or amendments thereto and any and all extensions or renewals thereof.

                                   Schedule C

                                   COLLATERAL

                                   Schedule D

                                  FORM OF NOTE

                                    TERM NOTE

$3,000,000                                                  November __, 2001
                                                            New York, New York


For value received, the receipt and sufficiency of which are hereby acknowledged, TRAILER BRIDGE, INC., a Delaware corporation ("Borrower"), promises to pay to the order of the ESTATE OF M. P. McLEAN ("Lender"), $3,000,000, or if less, the aggregate unpaid principal amounts of Loans advanced by Lender to Borrower under the LOAN AND SECURITY AGREEMENT dated as of November 30, 2001 by and between Borrower and Lender together with interest on the unpaid balance of such amount from the date of this Note. This Note is the Term Note issued under the Loan and Security Agreement between Borrower and Lender of even date herewith (said agreement, as the same may be amended, restated or supplemented from time to time, being herein called the "Agreement") to which a reference is made for a statement of all of the terms and conditions of the Loan evidenced hereby. Capitalized terms not defined in this Note shall have the respective meanings assigned to them in the Agreement. This Note is secured by the Agreement and the Collateral, and is entitled to the benefit of the rights and security provided thereby.

Interest on the outstanding principal balance under this Note is payable at the rate of 4.40% above the asked rate for the U.S. government bond or note having a maturity closest to two years from the date of determination of such rate (or the average of such rates if more than one asked rate is shown for such maturity) as published under the" Treasury Bonds, Notes and Bills" section of The Wall Street Journal. on the date of each respective draw under the Agreement or, in the event of a default of the terms of this Note a Default Rate that is 3.00% greater than the otherwise applicable rate, in immediately available United States Dollars quarterly commencing three months from the date of this Note. The outstanding principal and interest under this Note shall be immediately due and payable on the date two (2) years from the date of this Note.

Payments received by Lender shall be applied against principal and interest as provided for above. To the fullest extent permitted by applicable law, Borrower waives: (a) presentment, demand and protest, and notice of presentment, dishonor, intent to accelerate, acceleration, protest, default, nonpayment, maturity, release, compromise, settlement, extension or renewal of any or all of the Obligations, the Loan Documents or this Note; (b) all rights to notice and a hearing prior to Lender's taking possession or control of, or to Lender's replevy, attachment or levy upon, the Collateral or any bond or security that might be required by any court prior to allowing Lender to exercise any of its remedies; and (c) the benefit of all valuation, appraisal and exemption laws.

Borrower acknowledges that this Note is executed as part of a commercial transaction and that the proceeds of this Note will not be used for any personal or consumer purpose.

Upon the occurrence of any one or more of the Events of Default specified in the Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided therein.

BORROWER ACKNOWLEDGES THAT BORROWER HAS WAIVED THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING ON THIS NOTE. THIS NOTEIS GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                                        TRAILER BRIDGE, INC.


                                         By:______________________________
                                            Name:
                                            Title:
                                            Its:


Date  Amount of Loan   Amount of Principal Paid or repaid  Balance of Principal Unpaid  Rate


                                   Schedule E
                   LENDER'S AND BORROWER'S ADDRESS FOR NOTICES

Lender's Address

Name:         Estate of Malcom P. McLean
Address:      c/o Cadwalader, Wickersham & Taft
              100 Maiden Lane
              New York, New York 10038
Attn:         Jennifer B. Jordan

Telephone:    212 504-6000
Facsimile:    212 504-6666


Borrower's Address

Name:         Trailer Bridge, Inc.
Address:      10405 New Berlin Road
              Jacksonville, Florida 32226
Attn:         Chief Executive Officer
Telephone:    (212) 935-9022
Facsimile:    (212) 486-3057

                                   Schedule F
                              SCHEDULE OF DOCUMENTS


     The obligation of Lender to make the initial Revolving Credit Advances and extended other credit is subject to satisfaction of the condition precedent that Lender shall have received the following, each, unless otherwise specified below or the context otherwise requires, dated the Closing Date, in form and substance satisfactory to Lender and its counsel:

PRINCIPAL LOAN DOCUMENTS

1.   Agreement. The Loan and Security Agreement duly executed by Borrower(s).

2. Note(s). Duly executed Note(s) to the order of Lender evidencing the Loan(s).

3. Notice of Revolving Credit Advance. An original Notice of Revolving Credit Advance duly executed by a responsible officer of Borrower(s).